                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                             437,139.91
       Available Funds:
           Contract Payments due and received in this period                                                        5,861,283.28
           Contract Payments due in prior period(s) and received in this period                                       782,877.16
           Contract Payments received in this period for next period                                                  160,606.95
           Sales, Use and Property Tax, Maintenance, Late Charges                                                     167,682.93
           Prepayment Amounts related to early termination in this period                                           2,026,920.35
           Servicer Advance                                                                                           870,997.13
           Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
           Transfer from Reserve Account                                                                               11,556.31
           Interest earned on Collection Account                                                                       10,688.02
           Interest earned on Affiliated Account                                                                        2,561.93
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                      0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                                                4,646.15
           Amounts paid under insurance policies                                                                            0.00
           Any other amounts                                                                                                0.00

                                                                                                               ------------------
       Total Available Funds                                                                                       10,336,960.12
       Less: Amounts to be Retained in Collection Account                                                             488,342.65
                                                                                                               ------------------
       AMOUNT TO BE DISTRIBUTED                                                                                     9,848,617.47
                                                                                                               ==================


       DISTRIBUTION OF FUNDS:
           1.  To Trustee -  Fees                                                                                           0.00
           2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             782,877.16
           3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                   a) Class A1 Principal and Interest                                                               6,452,872.53
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                             210,100.00
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                             353,168.75
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                             518,751.20
                   b) Class B Principal and Interest                                                                  129,867.08
                   c) Class C Principal and Interest                                                                  260,197.88
                   d) Class D Principal and Interest                                                                  175,888.12
                   e) Class E Principal and Interest                                                                  237,141.02

           4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
           5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     205,877.71
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                    217,645.15
                   c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          11,556.31
           6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts             180,932.88
           7.  To Servicer, Servicing Fee and other Servicing Compensations                                           111,741.68
                                                                                                               ------------------
       TOTAL FUNDS DISTRIBUTED                                                                                      9,848,617.47
                                                                                                               ==================

                                                                                                               ------------------
       End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
        (if any)}                                                                                                     488,342.65
                                                                                                               ==================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                  $4,876,395.87
        - Add Investment Earnings                                                                                      11,556.31
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                    0.00
        - Less Distribution to Certificate Account                                                                     11,556.31
                                                                                                               ------------------
End of period balance                                                                                              $4,876,395.87
                                                                                                               ==================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                         $4,876,395.87
                                                                                                               ==================

                       DVI RECEIVABLES XIV L.L.C. 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                      Pool A                                                 222,091,186.62
                      Pool B                                                  40,127,557.15
                                                                   -------------------------
                                                                                                        262,218,743.77
Class A Overdue Interest, if any                                                       0.00
Class A Monthly Interest - Pool A                                                974,735.46
Class A Monthly Interest - Pool B                                                176,115.73

Class A Overdue Principal, if any                                                      0.00
Class A Monthly Principal - Pool A                                             4,502,820.79
Class A Monthly Principal - Pool B                                             1,881,220.50
                                                                   -------------------------
                                                                                                          6,384,041.29
Ending Principal Balance of the Class A Notes
                      Pool A                                                 217,588,365.83
                      Pool B                                                  38,246,336.65
                                                                   -------------------------
                                                                                                -----------------------
                                                                                                        255,834,702.48
                                                                                                =======================

--------------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000              Ending Principal
Original Face $286,080,000            Original Face $286,080,000             Balance Factor
           $ 4.022830                                $ 22.315581                       89.427678%
--------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                      Class A1                                                17,538,743.77
                      Class A2                                                55,000,000.00
                      Class A3                                                82,500,000.00
                      Class A4                                               107,180,000.00

                                                                   -------------------------

Class A Monthly Interest                                                                                262,218,743.77
                      Class A1 (Actual Number Days/360)                           68,831.24
                      Class A2                                                   210,100.00
                      Class A3                                                   353,168.75
                      Class A4                                                   518,751.20

                                                                   -------------------------

Class A Monthly Principal
                      Class A1                                                 6,384,041.29
                      Class A2                                                         0.00
                      Class A3                                                         0.00
                      Class A4                                                         0.00

                                                                   -------------------------
                                                                                                          6,384,041.29
Ending Principal Balance of the Class A Notes
                      Class A1                                                11,154,702.48
                      Class A2                                                55,000,000.00
                      Class A3                                                82,500,000.00
                      Class A4                                               107,180,000.00

                                                                   -------------------------
                                                                                                -----------------------
                                                                                                        255,834,702.48
                                                                                                =======================

Class A1
--------------------------------------------------------------------------------------------------
Interest Paid Per $1,000              Principal Paid Per $1,000              Ending Principal
Original Face $41,7005,000            Original Face $41,400,000              Balance Factor
           $ 1.662590                              $ 154.203896                        26.943726%
--------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                                   Pool A                                  3,788,468.22
                                   Pool B                                    684,502.51
                                                                   ---------------------
                                                                                                     4,472,970.73

         Class B Overdue Interest, if any                                          0.00
         Class B Monthly Interest - Pool A                                    17,758.44
         Class B Monthly Interest - Pool B                                     3,208.61
         Class B Overdue Principal, if any                                         0.00
         Class B Monthly Principal - Pool A                                   76,809.86
         Class B Monthly Principal - Pool B                                   32,090.17
                                                                   ---------------------
                                                                                                       108,900.03
         Ending Principal Balance of the Class B Notes
                                   Pool A                                  3,711,658.36
                                   Pool B                                    652,412.34
                                                                   ---------------------
                                                                                               -------------------
                                                                                                     4,364,070.70
                                                                                               ===================

         --------------------------------------------------------------------------------------------
         Interest Paid Per $1,000           Principal Paid Per $1,000           Ending Principal
         Original Face $4,880,000           Original Face $4,880,000            Balance Factor
                        $ 4.296527                       $ 22.315580                    89.427678%
         --------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class C Notes
                                   Pool A                                  7,569,173.21
                                   Pool B                                  1,367,602.35
                                                                   ---------------------
                                                                                                     8,936,775.56

         Class C Overdue Interest, if any                                          0.00
         Class C Monthly Interest - Pool A                                    36,098.65
         Class C Monthly Interest - Pool B                                     6,522.32
         Class C Overdue Principal, if any                                         0.00
         Class C Monthly Principal - Pool A                                  153,462.33
         Class C Monthly Principal - Pool B                                   64,114.58
                                                                   ---------------------
                                                                                                       217,576.91
         Ending Principal Balance of the Class C Notes
                                   Pool A                                  7,415,710.88
                                   Pool B                                  1,303,487.77
                                                                   ---------------------
                                                                                               -------------------
                                                                                                     8,719,198.65
                                                                                               ===================

         --------------------------------------------------------------------------------------------
         Interest Paid Per $1,000           Principal Paid Per $1,000           Ending Principal
         Original Face $9,750,000           Original Face $9,750,000            Balance Factor
                        $ 4.371382                        $ 22.315581                  89.427678%
         --------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                                   Pool A                                 5,046,115.46
                                   Pool B                                   911,734.91
                                                                   --------------------
                                                                                                   5,957,850.37

         Class D Overdue Interest, if any                                         0.00
         Class D Monthly Interest - Pool A                                   26,117.85
         Class D Monthly Interest - Pool B                                    4,718.99
         Class D Overdue Principal, if any                                        0.00
         Class D Monthly Principal - Pool A                                 102,308.22
         Class D Monthly Principal - Pool B                                  42,743.06
                                                                   --------------------
                                                                                                     145,051.28
         Ending Principal Balance of the Class D Notes
                                   Pool A                                 4,943,807.24
                                   Pool B                                   868,991.85
                                                                   --------------------
                                                                                             -------------------
                                                                                                   5,812,799.09
                                                                                             ===================

         --------------------------------------------------------------------------------------------
         Interest Paid Per $1,000           Principal Paid Per $1,000           Ending Principal
         Original Face $6,500,000           Original Face $6,500,000            Balance Factor
                        $ 4.744129                       $ 22.315582                      89.427678%
         --------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                                   Pool A                                 6,311,525.96
                                   Pool B                                 1,140,369.98
                                                                   --------------------
                                                                                                   7,451,895.94

         Class E Overdue Interest, if any                                         0.00
         Class E Monthly Interest - Pool A                                   47,189.18
         Class E Monthly Interest - Pool B                                    8,526.17
         Class E Overdue Principal, if any                                        0.00
         Class E Monthly Principal - Pool A                                 127,963.97
         Class E Monthly Principal - Pool B                                  53,461.70
                                                                   --------------------
                                                                                                     181,425.67
         Ending Principal Balance of the Class E Notes
                                   Pool A                                 6,183,561.99
                                   Pool B                                 1,086,908.28
                                                                   --------------------
                                                                                             -------------------
                                                                                                   7,270,470.27
                                                                                             ===================

         --------------------------------------------------------------------------------------------
         Interest Paid Per $1,000           Principal Paid Per $1,000           Ending Principal
         Original Face $8,130,000           Original Face $8,130,000            Balance Factor
                        $ 6.853057                       $ 22.315581                   89.427679%
         --------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                     Pool A                                                                  7,571,547.01
                     Pool B                                                                  1,368,031.26
                                                                                       -------------------
                                                                                                                    8,939,578.27

         Residual Interest - Pool A                                                            178,818.46
         Residual Interest - Pool B                                                             27,059.25
         Residual Principal - Pool A                                                           153,510.46
         Residual Principal - Pool B                                                            64,134.69
                                                                                       -------------------
                                                                                                                      217,645.15
         Ending Residual Principal Balance
                     Pool A                                                                  7,418,036.55
                     Pool B                                                                  1,303,896.57
                                                                                       -------------------
                                                                                                                -----------------
                                                                                                                    8,721,933.12
                                                                                                                =================


X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                            111,741.68
          - Servicer Advances reimbursement                                                                           782,877.16
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                           180,932.88
                                                                                                                -----------------
         Total amounts due to Servicer                                                                              1,075,551.72
                                                                                                                =================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                 252,378,016.46

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                    0.00

      Decline in Aggregate Discounted Contract Balance                                                                5,116,875.64

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                   ----------------
         ending of the related Collection Period                                                                    247,261,140.82
                                                                                                                   ================

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        4,043,513.41

          - Principal portion of Prepayment Amounts                                              1,073,362.23

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                               ---------------
                                     Total Decline in Aggregate Discounted Contract Balance      5,116,875.64
                                                                                               ===============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  45,599,798.16

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                    0.00

      Decline in Aggregate Discounted Contract Balance                                                                2,137,764.69

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                   ----------------
         ending of the related Collection Period                                                                     43,462,033.47
                                                                                                                   ================

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                        1,194,710.01

          - Principal portion of Prepayment Amounts                                                943,054.68

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                       0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                0.00

                                                                                               ---------------
                                     Total Decline in Aggregate Discounted Contract Balance      2,137,764.69
                                                                                               ===============

                                                                                                                   ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   290,723,174.29
                                                                                                                   ================

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

            POOL A                                                                                             Predecessor
                                                            Discounted                      Predecessor        Discounted
            Lease #            Lessee Name                  Present Value                   Lease #            Present Value
            --------------------------------------------    -------------------------       ----------------   --------------------
                               NONE











                                                            -------------------------                          --------------------
                                                Totals:               $0.00                                           $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
            b) ADCB OF POOL A AT CLOSING DATE                                                                       $272,767,516.82
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                     NO     X
                                                                                  ----------              --------


            POOL B                                                                                             Predecessor
                                                            Discounted                      Predecessor        Discounted
            Lease #            Lessee Name                  Present Value                   Lease #            Present Value
            ------------------------------------------      -------------------------       ----------------   --------------------
                               NONE









                                                            -------------------------                          --------------------
                                                Totals:             $0.00                                             $0.00


            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                         $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                                       $52,325,540.92
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
                 AGENCY APPROVES)                                                                                            0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
            THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
            HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                                NO     X
                                                                                 ----------                         --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

            POOL A - NON-PERFORMING                                                                             Predecessor
                                                              Discounted                 Predecessor            Discounted
            Lease #       Lessee Name                         Present Value              Lease #                Present Value
            -----------------------------------------------   -----------------------    ------------------     -------------------
            2707-201      Amber Networks, Inc.                         $1,045,934.66     2041-203               $3,154,026.34
            2707-202      Amber Networks, Inc.                           $491,545.72
            2708-201      Network Elements, Inc.                       $1,305,725.82
            2706-202      Coriolis Networks, Inc.                         $90,653.94
            2706-207      Coriolis Networks, Inc.                        $215,544.48
                          Cash                                             $4,621.72





                                                              -----------------------                           -------------------
                                                    Totals:            $3,154,026.34                            $3,154,026.34

            a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                            3,154,026.34
            b) ADCB OF POOL A AT CLOSING DATE                                                                       $272,767,516.82
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  1.16%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $3,154,026.34
b)  Total discounted Contract Balance of Substitute Receivables                             $3,149,404.62
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                             $4,621.72

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES     X              NO
                                                                                            -----------            ----------



            POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                              Discounted                 Predecessor            Discounted
            Lease #       Lessee Name                         Present Value              Lease #                Present Value
            --------------------------------------------      -----------------------    ------------------     -------------------
                          None









                                                              -----------------------                           -------------------
                                                Totals:              $0.00                                              $0.00

            a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                     $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                                       $52,325,540.92
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

          * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
            SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
            FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
       Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES                            NO     X
                                                                                       ----------                     --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.          AGGREGATE DISCOUNTED CONTRACT BALANCE

            CONTRACTS DELINQUENT > 90 DAYS                                    TOTAL OUTSTANDING CONTRACTS
            This Month                                 3,472,960.14           This Month                        290,723,174.29
            1 Month Prior                              4,458,782.86           1 Month Prior                     297,977,814.62
            2 Months Prior                             6,658,691.71           2 Months Prior                    303,637,795.10

            Total                                     14,590,434.71           Total                             892,338,784.01

            a) 3 MONTH AVERAGE                         4,863,478.24           b) 3 MONTH AVERAGE                297,446,261.34

            c) a/b                                            1.64%


2.          Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes                         No       X
                                                                                             ------------                -----------

3.          Restricting Event Check

            A. A Delinquency Condition exists for current period?                        Yes                         No       X
                                                                                             ------------                -----------
            B. An Indenture Event of Default has occurred and is then continuing?        Yes                         No       X
                                                                                             ------------                -----------

4.          Has a Servicer Event of Default occurred?                                    Yes                         No       X
                                                                                             ------------                -----------


5.          Amortization Event Check

            A. Is 1c  > 8% ?                                                             Yes                         No       X
                                                                                             ------------                -----------
            B. Bankruptcy, insolvency, reorganization; default/violation of any
                 covenant or obligation not remedied within 90 days?                                 Yes             No       X
                                                                                             ------------                -----------
            C. As of any Determination date, the sum of all defaulted contracts
                 since the Closing date exceeds 6% of the ADCB on the Closing Date?                  Yes             No       X
                                                                                             ------------                -----------




6.          Aggregate Discounted Contract Balance at Closing Date                    Balance  $325,093,057.74
                                                                                             -----------------



            DELINQUENT LEASE SUMMARY

                Days Past Due                Current Pool Balance                  # Leases
                -------------                --------------------                  --------

                     31 -  60                       12,220,811.30                        39
                     61 -  90                        7,621,892.56                        14
                     91 - 180                        6,658,691.71                        19



            Approved By:
            Matthew E. Goldenberg
            Assistant Treasurer